Exhibit 10.2

SECURITIES PURCHASE AGREEMENT

BY AND AMONG

TONTINE CAPITAL PARTNERS, L.P.,

TONTINE CAPITAL OVERSEAS MASTER FUND, L.P.,

AND

TOWER TECH HOLDINGS INC.

AUGUST 22, 2007

i

5.3	Expenses	23
5.4	No Integration	24
5.5	Board Designee(s)	24
5.6	Observation Rights	24
5.7	Future Acquisitions	24
5.8	Announcement of Rights Offering	25

ARTICLE 6 Conditions To The Company’s Obligation		25

6.1	Delivery of Transaction Documents	25
6.2	Payment of Purchase Price	25
6.3	Representations and Warranties	25
6.4	Litigation	26

ARTICLE 7 Conditions to The Buyers’ Obligation		26

7.1	Delivery of Transaction Documents; Issuance of Securities	26
7.2	Representations and Warranties	26
7.3	Consents	27
7.4	Litigation	27
7.5	Opinion	27
7.6	No Material Adverse Change	27
7.7	Project Wind	27

ARTICLE 8 Termination		27

8.1	Termination Provisions	27
8.2	Effect of Termination	28

ARTICLE 9 Indemnification		28

9.1	Indemnification by the Company	28
9.2	Notification	29

ARTICLE 10 Governing Law; Miscellaneous		30

10.1	Governing Law	30
10.2	Counterparts; Electronic Signatures	30
10.3	Headings	31
10.4	Severability	31
10.5	Entire Agreement; Amendments	31
10.6	Notices	31
10.7	Successors and Assigns	33
10.8	Third Party Beneficiaries	33
10.9	Publicity	33
10.10	Further Assurances	34
10.11	No Strict Construction	34
10.12	Rights Cumulative	34
10.13	Survival	34
10.14	Knowledge	34

ii

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT, dated as of August 22, 2007, is entered into by and among TOWER TECH HOLDINGS INC., a Nevada corporation (the “Company”), the investors identified on the signature page hereto and the additional Tontine fund investors, if any, that are identified on Schedule 1 hereto, pursuant to Section 2.5 (each a “Buyer” and collectively, the “Buyers”).

RECITALS:

A.            The Buyers desire to provide financing to the Company, and the Company desires to obtain financing from the Buyers, upon the terms and conditions set forth in this Agreement, in connection with the Company’s proposed acquisition of Brad Foote Gear Works, Inc. (“Target”);

B.            The total financing being provided by the Buyers to the Company hereunder shall consist of the purchase by the Buyers of 12,500,000 shares (the “Shares”) of common stock, $0.001 par value per share at $4.00 per share, for a total purchase price of $50,000,000, and the provision by the Buyers of interim debt financing of $25,000,000, (the “Debt Financing”), in exchange for Senior Subordinated Convertible Promissory Notes from the Company in like principal amount, substantially in the form attached hereto as Exhibit A (individually, a “Note” and collectively, the “Notes”);

C.            The Company and the Buyers are executing and delivering this Agreement in reliance upon the exemptions from securities registration afforded by Section 4(2) of the 1933 Act and Rule 506; and

D.            At the Closing (as defined below), the parties hereto will execute and deliver an amendment to the Registration Rights Agreement (as defined below), in the form attached hereto as Exhibit B (the “RRA Amendment”).

AGREEMENT

NOW THEREFORE, the Company and the Buyers hereby agree as follows:

ARTICLE 1
DEFINITIONS

“1933 Act” means the Securities Act of 1933, as amended.

“1934 Act” means the Securities Exchange Act of 1934, as amended.

“2006-2007 SEC Documents” has the meaning set forth in Section 3.4.

“Acquisition” means the proposed acquisition by the Company of the Target pursuant to that certain Stock Purchase Agreement dated August 22, 2007 among the Company, Target and the shareholders of the Target (the “Target SPA”).

“Action” means any action, suit claim, inquiry, notice of violation, proceeding (including any partial proceeding such as a deposition) or investigation against or affecting the Company, any of its Subsidiaries or any of their respective properties before or by any court, arbitrator, governmental or administrative agency, regulatory authority (federal, state, county, local or foreign), public board, stock market, stock exchange or trading facility.

“Agreement” means this Securities Purchase Agreement.

“Buyer” and “Buyers” have the meaning set forth in the preamble.

“Claim” has the meaning set forth in Section 9.2.

“Closing” has the meaning set forth in Section 2.4.

“Closing Date” has the meaning set forth in Section 2.4.

“Code” has the meaning set forth in Section 4.13.

“Common Stock” means the Company’s common stock, $0.001 par value per share.

“Company” has the meaning set forth in the preamble.

“Debt Financing” has the meaning set forth in the Recitals.

“Environmental Laws” has the meaning set forth in Section 4.11.

“ERISA” has the meaning set forth in Section 4.21.

“GAAP” has the meaning set forth in Section 4.5.

“Hazardous Materials” has the meaning set forth in Section 4.11.

“Indemnified Party” has the meaning set forth in Section 9.2.

“Initial Securities Purchase Agreement” means that certain Securities Purchase Agreement dated March 1, 2007 by and among the Company, TCP and TCOMF.

“Intellectual Property” has the meaning set forth in Section 4.8.

“Investment Company” has the meaning set forth in Section 4.13.

“Legal Requirement” means any federal, state, local, municipal, foreign, international, multinational or other law, rule, regulation, order, judgment, decree, ordinance, policy or directive, including those entered, issued, made, rendered or required by any court, administrative or other governmental body, agency or authority, or any arbitrator that has jurisdiction over the Company.

“Material Adverse Effect” means any material adverse effect on the business, operations, assets, financial condition or prospects of the Company.

“Note and Notes” have the meaning set forth in the Recitals

“NRS” has the meaning set forth in Section 4.20.

“Per Share Price” means $4.00 per Share, which is equal to 80% of the of the average closing sale price of the Common Stock for the thirty (30) trading days immediately preceding the date hereof, provided that the price per share shall not be less than $3.50 and not more than $4.00.

“Permits” has the meaning set forth in Section 4.10.

“Purchase Price” has the meaning set forth in Section 2.3.

 “Registration Rights Agreement” means the Registration Rights Agreement dated March 1, 2007 by and among the Company, TCP and TCOMF, pursuant to which the Company has agreed under certain circumstances to register the resale of the Shares under the 1933 Act and the rules and regulations promulgated thereunder, and applicable state securities laws.

“RRA Amendment” has the meaning set forth in the Recitals.

“Rule 506” means Rule 506 of Regulation D promulgated under the 1933 Act.

“SEC” means the United States Securities and Exchange Commission.

“SEC Documents” has the meaning set forth in Section 4.5.

“Securities” means collectively the Shares and the Notes.

“Shares” has the meaning set forth in the Recitals.

“Subsidiaries” means with respect to the Company, Tower Tech Systems, Inc, a Wisconsin corporation.

“Target” has the meaning set forth in the Recitals.

“Target SPA” has the meaning set forth in the definition of Acquisition.

“TCOMF” means Tontine Capital Overseas Master Fund, L.P.

“TCP” means Tontine Capital Partners, L.P.

“Transaction Documents” means this Agreement, the RRA Amendment, the Notes and any other documents contemplated by this Agreement.

“Transfer Instructions” has the meaning set forth in Section 2.3.

ARTICLE 2
PURCHASE AND SALE OF SHARES

2.1           Purchase of Shares.  Subject to the terms and conditions of this Agreement, on the Closing Date, the Company shall issue and sell the Shares and the Buyers shall purchase the Shares.  The number of Shares to be purchased by each Buyer shall be identified in Schedule 1 in accordance with Section 2.5.

2.2           Issuance of Notes.  Subject to the terms and conditions of this Agreement, on the Closing Date, each Buyer shall provide a portion of the Debt Financing to the Company in the amount that is set forth in Schedule 1 in accordance with Section 2.5, and the Company shall issue a Note in like principal amount to each such Buyer.

2.3           Purchase Price for Shares and Notes and Form of Payment; Delivery.  On the Closing Date each Buyer shall pay the Per Share Price for the Shares and the amount of the Notes to be issued and sold to it at the Closing, for a total price of $50,000,000 for the Shares, and $25,000,000 for the Notes (the “Purchase Price”).  The Purchase Price shall be paid by wire transfer of immediately available funds in accordance with the Company’s written instructions.  At the Closing, upon payment of the Purchase Price the Company shall issue and deliver to the appropriate Buyers the Notes in the principal amount of the total Debt Financing, and the Company will deliver irrevocable written instructions (“Transfer Instructions”) to the transfer agent for the Company’s Common Stock to issue certificates representing the Shares registered in the name of each Buyer and to deliver such certificates to or at the direction of each Buyer.  The Company shall not have the power to revoke or amend the Transfer Instructions without the written consent of the Buyers.

2.4           Closing Date.  Subject to the terms of this agreement, the closing of the transactions contemplated by this Agreement shall be held on or before the later of (i) the date that is three (3) business days after the date that the last of the conditions in Article 6 and Article 7 have been satisfied, or such other time as may be mutually agreed upon by the parties to this Agreement; or (ii) the closing date of the Acquisition so long as all of conditions in Article 6 and Article 7 have been satisfied (the “Closing Date”), at the offices of Barack Ferrazzano Kirschbaum & Nagelberg LLP, 200 West Madison Street, Suite 3900, Chicago, Illinois 60606 or at such other location or by such other method (including exchange of signed documents) as may be mutually agreed upon by the parties to this Agreement (“Closing”).

2.5           Additional Buyers.  The Company acknowledges and agrees that additional Tontine funds other than those identified on the signature page hereto may participate in the purchase of Securities hereunder; provided that each such additional Tontine fund shall execute and deliver a joinder to this agreement in the form of Exhibit C attached hereto.  Prior to the Closing Date, the Buyers shall provide the Company with a final version of Schedule 1 that includes the following information for each Buyer hereunder: (a) such Buyer’s name and jurisdiction of organization; (b) the number of Shares to be purchased by such Buyer and the Purchase Price; and (c) the portion of the Debt Financing to be provided by such Buyer.

ARTICLE 3
BUYERS’ REPRESENTATIONS AND WARRANTIES

Each Buyer represents and warrants to the Company that:

3.1           Organization and Qualification.  Each of the Buyers is an entity of the type identified on Schedule 1 attached hereto, duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, with full power and authority to purchase the Shares and provide the Debt Financing and otherwise perform its obligations under this Agreement and the other Transaction Documents.

3.2           Authorization; Enforcement.  This Agreement and each of the other Transaction Documents to be executed by the Buyers and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by, and duly executed and delivered on behalf of, such Buyer.  This Agreement and each of the other Transaction Documents to be executed by the Buyers constitutes the valid and binding agreement of such Buyer enforceable in accordance with its terms, except as such enforceability may be limited by:  (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws in effect that limit creditors’ rights generally; (ii) equitable limitations on the availability of specific remedies; and (iii) principles of equity.

3.3           Securities Matters.  In connection with the Company’s compliance with applicable securities laws:

a.             Such Buyer understands that the Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States and state securities laws and that the Company is relying upon the truth and accuracy of, and such Buyer’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Buyer set forth herein in order to determine the availability of such exemption and the eligibility of such Buyer to acquire the Securities.

b.             Such Buyer is purchasing the Securities for its own account, not as a nominee or agent, for investment purposes and not with a present view towards resale, except pursuant to sales exempted from registration under the 1933 Act, or registered under the 1933 Act as contemplated by the Registration Rights Agreement.

c.             Such Buyer is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D under the 1933 Act, and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Securities.  Such Buyer understands that its investment in the Securities involves a significant degree of risk.  Such Buyer understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

3.4           Information.  Such Buyer has conducted its own due diligence examination of the Company’s business, financial condition, results of operations, and prospects.  In connection with such investigation, such Buyer and its representatives (i) have reviewed the Company’s Form 10-KSB for the fiscal years ended December 31, 2005 and December 31, 2006, the Company’s quarterly report on Form 10-QSB for the two most recently concluded interim periods and the Company’s Current Reports on Form 8-K or Form 8-K/A filed in 2006 and 2007 (and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits to such documents) incorporated by reference therein, being hereinafter referred to herein as the “2006-2007 SEC Documents”), (ii) have participated in board of director meetings of the Company pursuant to its Observation Rights (as defined in the Initial Purchase Agreement) (iii)  have been given an opportunity to ask questions, to the extent such Buyer considered necessary, and have received answers from, officers of the Company concerning the business, finances and operations of the Company and information relating to the offer and sale of the Securities, and (iv) have received or had an opportunity to obtain such additional information as they deem necessary to make an informed investment decision with respect to the purchase of the Securities.

3.5           Restrictions on Transfer.  Such Buyer understands that except as provided in the Registration Rights Agreement, the issuance of the Securities has not been and is not being registered under the 1933 Act or any applicable state securities laws. Such Buyer may be required to hold the Securities indefinitely and the Securities may not be transferred unless (i) the Securities are sold pursuant to an effective registration statement under the 1933 Act, or (ii) such Buyer shall have delivered to the Company an opinion of counsel to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration, which opinion shall be reasonably acceptable to the Company. Such Buyer understands that until such time as the resale of the Securities has been registered under the 1933 Act as contemplated by the Registration Rights Agreement, as it may be amended by the RRA Amendment, or otherwise may be sold pursuant to an exemption from registration, certificates evidencing the Securities may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates evidencing such Securities):

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”).  THE SHARES MAY NOT BE OFFERED FOR SALE, SOLD, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE CORPORATION.”

ARTICLE 4
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except as set forth in the Company’s Disclosure Schedule attached hereto, the Company represents and warrants to the Buyers that:

4.1           Organization and Qualification.  The Company has no subsidiaries other than the Subsidiaries.  The Company and each of its Subsidiaries is a corporation, limited partnership, limited liability company, or joint venture as applicable, duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated or organized, with corporate, limited liability or limited partnership power and authority to own, lease, use and operate its properties and to carry on its business as now operated and conducted.  The Company and each of its Subsidiaries is duly qualified as a foreign corporation, limited liability company or limited partnership to do business and is in good standing in each jurisdiction in which its ownership or use of property or the nature of the business conducted by it makes such qualification necessary, except where the failure to be so qualified or in good standing would not have a Material Adverse Effect.  Neither the Company nor any Subsidiary is in violation of any provision of its respective certificate or articles of incorporation, partnership agreement, bylaws or other organizational or charter documents, as the same may have been amended.

4.2           Authorization; Enforcement.  The Company has all requisite corporate power and authority to enter into and perform this Agreement and each of the other Transaction Documents and to consummate the transactions contemplated hereby and thereby and to issue the Securities, in accordance with the terms hereof and thereof.  The execution and delivery of this Agreement and each of the other Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby (including without limitation, the issuance of the Securities) have been duly authorized by the Company’s Board of Directors and no further consent or authorization of the Company, its Board of Directors, or its stockholders is required.  This Agreement and each of the other Transaction Documents have been duly executed and delivered by the Company.  This Agreement and each of the other Transaction Documents will constitute upon execution and delivery by the Company, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by:  (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws in effect that limit creditors’ rights generally; (ii) equitable limitations on the availability of specific remedies; (iii) principles of equity (regardless of whether such enforcement is considered in a proceeding in law or in equity); and (iv) to the extent rights to indemnification and contribution may be limited by federal securities laws or the public policy underlying such laws.

4.3           Capitalization; Valid Issuance of Securities .  As of the date hereof, the authorized capital stock of the Company consists of 100,000,000 shares of Common Stock, of which 47,724,464 shares are issued and outstanding, and no shares are held by the Company as treasury shares, and 10,000,000 shares of preferred stock, of which no shares are issued and outstanding.  All of such outstanding shares of Common Stock are duly authorized, validly issued, fully paid and nonassessable.  The Securities have been duly authorized and when issued pursuant to the terms hereof will be validly issued, fully paid and nonassessable and will not be subject to any encumbrances, preemptive rights or any other similar contractual rights of the stockholders of the Company or any other person.  No shares of capital stock of the Company are subject to preemptive rights of the stockholders of the Company or any liens or encumbrances imposed through the actions or failure to act of the Company.  As of the date of this Agreement, except to the extent described in the preceding sentence and Schedule 4.3 attached hereto, (i) there are no outstanding options, warrants, scrip, rights to subscribe for, puts, calls, rights of first refusal, agreements, understandings, claims or other commitments or rights of any character whatsoever relating to, or securities or rights convertible into or exchangeable for any shares of capital stock of the Company or any of its Subsidiaries, or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock, (ii) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of its or their securities under the 1933 Act (except the Registration Rights Agreement) and (iii) there are no anti-dilution or price adjustment provisions contained in any security issued by the Company (or in any agreement providing rights to security holders other than the Initial Securities Purchase Agreement) that will be triggered by the issuance of the Shares or the Notes.  Except as may be described in any documents which have been publicly filed by any of the Company’s stockholders, to the Company’s knowledge, there are no agreements between the Company’s stockholders with respect to the voting or transfer of the Company’s capital stock or with respect to any other aspect of the Company’s affairs.

4.4           No Conflicts.  The execution, delivery and performance of this Agreement and each of the other Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of Securities) will not (i) conflict with or result in a violation of any provision of the Articles of Incorporation, as amended, of the Company or the Bylaws, as amended, of the Company, (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture, patent, patent license or instrument to which the Company or any of its Subsidiaries is a party, or (iii) result in a violation of any Legal Requirement (including federal and state securities laws and regulations and regulations of any self-regulatory organizations to which the Company or its securities are subject) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect).  Except as set forth in Schedule 4.4, neither the Company nor any of its Subsidiaries is in violation of its certificate or articles of incorporation, bylaws or other organizational documents and neither the Company nor any of its Subsidiaries is in default (and no event has occurred which with notice or lapse of time would result in a default) under, and neither the Company nor any of its Subsidiaries has taken any action or failed to take any action that would give to others any rights of termination, amendment, acceleration or cancellation of, any agreement or instrument to which the Company or any of its Subsidiaries is a party or by which any property or assets of the Company or any of its Subsidiaries is bound or affected, except for possible defaults as would not, individually or in the aggregate, have a Material Adverse Effect.  Except with respect to any filings or notices related to the issuance of the Shares to be filed with the OTC Bulletin Board, if any, and as required under the 1933 Act and any applicable state securities laws, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency, regulatory agency, self regulatory organization or stock market or any third party in order for it to execute, deliver or perform any of its obligations under the Transaction Documents.  All consents, authorizations, orders, filings and registrations that the Company is required to effect or obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof.

4.5           SEC Documents; Financial Statements.

a.     Except as set forth on Schedule 4.5, since December 31, 2005, the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the 1933 Act and the 1934 Act (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits to such documents) incorporated by reference therein, being hereinafter referred to herein as the “SEC Documents”), or has timely filed for a valid extension of such time of filing and has filed any such SEC Documents prior to the expiration of any such extension.  As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

b.     As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto.  Such financial statements have been prepared in accordance with United States generally accepted accounting principles (“GAAP”), consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes, year end adjustments or may be condensed or summary statements) and fairly present in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).  Except as set forth in the financial statements of the Company included in the SEC Documents, the Company has no liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to December 31, 2006, and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in such financial statements, which, individually or taken in the aggregate would not reasonably be expected to have a Material Adverse Effect.

c.     The Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the 1934 Act).  Such disclosure controls and procedures:  (A) are designed to ensure that material information relating to the Company and its Subsidiaries is made known to the Company’s chief executive officer, president, chief operating officer and its chief financial officer by others within those entities, particularly during the periods in which the Company’s reports and filings under the 1934 Act are being prepared, (B) have been evaluated for effectiveness as of the end of the most recent annual period reported to the SEC, and (C) are effective to perform the functions for which they were established.  Neither the auditors of the Company nor the Board of Directors of the Company has been advised of: (x) any significant deficiencies or material weaknesses in the design or operation of the internal controls over financial reporting (as such term is defined in Rule 13a-15(f) under the 1934 Act) of the Company that have materially affected the Company’s internal control over financial reporting; or (y) any fraud, whether or not material, that involves management or other employees who have a role in the internal controls over financial reporting of the Company

4.6           Absence of Certain Changes.  Except with respect to the Acquisition, transactions disclosed in the SEC Documents, and the transactions contemplated hereby and by each of the other Transaction Documents, since December 31, 2006, (i) the Company and each of its Subsidiaries has conducted its business only in the ordinary course, consistent with past practice, and since that date, no changes have occurred which would reasonably be expected to have a Material Adverse Effect; and (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables, accrued expenses and other liabilities incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected on the Company’s financial statements pursuant to GAAP or required to be disclosed in filings made with the SEC.

4.7           Absence of Litigation.  Except as set forth in Schedule 4.7, there is no Action pending or, to the knowledge of the Company or any of its Subsidiaries, threatened against or affecting the Company or any of its Subsidiaries that (i) adversely affects or challenges the legality, validity or enforceability of this Agreement, or (ii) would, if there were an unfavorable decision, have or reasonably be expected to have a Material Adverse Effect.  Neither the Company nor any of its Subsidiaries, nor any director or officer thereof (in his or her capacity as such), is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty.  There has not been, and to the knowledge of the Company, there is not pending any investigation by the SEC involving the Company or any current or former director or officer of the Company (in his or her capacity as such).  The SEC has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company under the 1934 Act or the 1933 Act.

4.8           Intellectual Property.  The Company and each of its Subsidiaries owns or possesses the requisite licenses or rights to use all patents, patent applications, patent rights, inventions, know-how, trade secrets, copyrights, trademarks, trademark applications, service marks, service names, trade names and copyrights (“Intellectual Property”) necessary to enable it to conduct its business as now operated (and, to the Company’s knowledge, as presently contemplated to be operated in the future); there is no claim or Action by any person pertaining to, or proceeding pending, or to the Company’s knowledge threatened, which challenges the right of the Company or of a Subsidiary with respect to any Intellectual Property necessary to enable it to conduct its business as now operated and to the Company’s knowledge, the Company’s or its Subsidiaries’ current products and processes do not infringe on any Intellectual Property or other rights held by any person, except where any such infringement would not reasonably be expected to have a Material Adverse Effect.

4.9           Tax Status.  The Company and each of its Subsidiaries has made or filed all federal, state and foreign income and all other material tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its Subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply.  There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.  The Company has not executed a waiver with respect to the statute of limitations relating to the assessment or collection of any foreign, federal, state or local tax.

4.10         Permits; Compliance.

a.     The Company and each of its Subsidiaries is in possession of all franchises, grants, authorizations, licenses, permits, easements, variances, exemptions, consents, certificates, approvals and orders necessary to own, lease and operate its properties and to carry on its business as it is now being conducted (collectively, “Permits”), and there is no Action pending or, to the knowledge of the Company, threatened regarding suspension or cancellation of any of the Permits.  Neither the Company nor any of its Subsidiaries is in conflict with, or in default or violation of, any of the Permits, except for any such conflicts, defaults or violations which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

b.     Since December 31, 2006, no event has occurred or, to the knowledge of the Company, circumstance exists that (with or without notice or lapse of time): (a) would reasonably be expected to constitute or result in a violation by the Company or any of its Subsidiaries, or a failure on the part of the Company or its Subsidiaries to comply with, any Legal Requirement; or (b) would reasonably be expected to give rise to any obligation on the part of the Company or any of its Subsidiaries to undertake, or to bear all or any portion of the cost of, any remedial action of any nature in connection with a failure to comply with any Legal Requirement, except in either case that would not reasonably be expected to have a Material Adverse Effect.  Neither the Company nor any of its Subsidiaries has received any notice or other communication from any regulatory authority or any other person, nor does the Company have any knowledge regarding: (x) any actual, alleged, possible or potential violation of, or failure to comply with, any Legal Requirement, or (y) any actual, alleged, possible or potential obligation on the part of the Company or any of its Subsidiaries to undertake, or to bear all or any portion of the cost of, any remedial action of any nature in connection with a failure to comply with any Legal Requirement, except in either case that would not reasonably be expected to have a Material Adverse Effect.

c.     The Company is in compliance in all material respects with the provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder that are applicable to it and has taken reasonable steps such that the Company expects to be in a position to comply with the requirements of Section 404 of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder at such time as Section 404 becomes applicable to the Company.

d.     The Company is, and has reason to believe that for the foreseeable future it will continue to be, in compliance with all applicable rules of the OTC Bulletin Board.  The Company has not received notice from the OTC Bulletin Board that the Company is not in compliance with the rules or requirements thereof.  The issuance and sale of the Shares under this Agreement does not contravene the rules and regulations of the OTC Bulletin Board, and no approval of the stockholders of the Company is required for the Company to issue the Shares as contemplated by this Agreement.

4.11         Environmental Matters.  “Environmental Laws” shall mean, collectively, all Legal Requirements, including any federal, state, local or foreign statute, laws, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, “Hazardous Materials”) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials.  Except for such matters as could not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect or as set forth on Schedule 4.11: (i) the Company and its Subsidiaries have complied and are in compliance with all applicable Environmental Laws; (ii) without limiting the generality of the foregoing, the Company and its Subsidiaries have obtained, have complied, and are in compliance with all Permits that are required pursuant to Environmental Laws for the occupation of their respective facilities and the operation of their respective businesses; (iii) none of the Company or its Subsidiaries has received any written notice, report or other information regarding any actual or alleged violation of Environmental Laws, or any liabilities or potential liabilities (including fines, penalties, costs and expenses), including any investigatory, remedial or corrective obligations, relating to any of them or their respective facilities arising under Environmental Laws, nor, to the knowledge of the Company is there any factual basis therefore; (iv) there are no underground storage tanks, polychlorinated biphenyls, urea formaldehyde or other hazardous substances (other than small quantities of hazardous substances for use in the ordinary course of the operation of the Company’s and its Subsidiaries’ respective businesses, which are stored and maintained in accordance and in compliance with all applicable Environmental Laws), in, on, over, under or at any real property owned or operated by the Company and/or its Subsidiaries; (v) there are no conditions existing at any real property or with respect to the Company or any of its Subsidiaries that require remedial or corrective action, removal, monitoring or closure pursuant to the Environmental Laws and (vi) to the knowledge of the Company, neither the Company nor any of its Subsidiaries has contractually, by operation of law, or otherwise amended or succeeded to any liabilities arising under any Environmental Laws of any predecessors or any other Person.

4.12         Title to Property.  Except for any lien for current taxes not yet delinquent or which are being contested in good faith and by appropriate proceedings, the Company and its Subsidiaries have good and marketable title to all real property and all personal property owned by them which is material to the business of the Company and its Subsidiaries.  Any leases of real property and facilities of the Company and its Subsidiaries are valid and effective in accordance with their respective terms, except as would not have a Material Adverse Effect.

4.13         No Investment Company or Real Property Holding Company.  The Company is not, and upon the issuance and sale of the Securities as contemplated by this Agreement will not be, an “investment company” as defined under the Investment Company Act of 1940 (“Investment Company”).  The Company is not controlled by an Investment Company.  The Company is not a United States real property holding company, as defined under the Internal Revenue Code of 1986, as amended (the “Code”).

4.14         No Brokers.  The Company has taken no action which would give rise to any claim by any person for brokerage commissions, transaction fees or similar payments relating to this Agreement or the transactions contemplated hereby.

4.15         Registration Rights.  Except pursuant to the Registration Rights Agreement, as it may be amended by the RRA Amendment, and as otherwise set forth in Schedule 4.15 effective upon the Closing, neither the Company nor any Subsidiary is currently subject to any agreement providing any person or entity any rights (including piggyback registration rights) to have any securities of the Company or any Subsidiary registered with the SEC or registered or qualified with any other governmental authority.

4.16         Exchange Act Registration.  The Common Stock is registered pursuant to Section 12(b) of the 1934 Act, and the Company has taken no action designed to, or which, to the knowledge of the Company, is likely to have the effect of, delisting the registration of the Common Stock under the 1934 Act.

4.17         Labor Relations.  No labor or employment dispute exists or, to the knowledge of the Company, is imminent or threatened, with respect to any of the employees of the Company that has, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

4.18         Transactions with Affiliates and Employees.  Except as set forth in the SEC Documents, and Schedule 4.18, none of the officers or directors of the Company, and to the knowledge of the

Company, none of the employees of the Company, is presently a party to any transaction or agreement with the Company (other than for services as employees, officers and directors) exceeding $60,000, including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

4.19         Insurance.  The Company and its Subsidiaries have insurance policies in full force and effect of a type, covering such risks and in such amounts, and having such deductibles and exclusions as are customary for conducting businesses and owning assets similar in nature and scope to those of the Company and its Subsidiaries.  The amounts of all such insurance policies and the risks covered thereby are in accordance in all material respects with all material contracts and agreements to which the Company and/or its Subsidiaries is a party and with all applicable Legal Requirements.  With respect to each such insurance policy:  (i) the policy is valid, outstanding and enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws in effect that limit creditors’ rights generally, equitable limitations on the availability of specific remedies and principles of equity (regardless of whether such enforcement is considered in a proceeding in law or in equity); (ii) neither the Company nor any of its Subsidiaries is in breach or default with respect to its obligations thereunder in any material respect; and (iii) no party to the policy has repudiated, or given notice of an intent to repudiate, any provision thereof.

4.20         Approved Acquisitions of Shares; No Anti-Takeover Provisions.  Except as otherwise set forth in Schedule 4.2, and subject to and contingent on the Buyer’s covenant in Section 5.7, the Company has taken all necessary action, if any, required under the laws of the State of Nevada or otherwise to allow the Buyer to acquire the Securities pursuant to this Agreement and further to allow the Buyer to, without further approval of the Company’s Board of Directors, acquire in the future additional shares of Common Stock, until such time as the Buyer owns 40% of the then-outstanding Common Stock on a fully diluted basis.  The Company has no control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s Articles of Incorporation or Bylaws, each as amended (or similar charter documents), that is or could become applicable to the Buyers as a result of the Buyers and the Company fulfilling their obligations or exercising their rights under this Agreement, including without limitation the Company’s issuance of the Securities and the Buyers’ ownership of the Securities and Buyers’ acquisition in the future of additional shares of Common Stock until such time as the Buyers own 40% of the then-outstanding Common Stock on a fully diluted basis.  In addition, the Company has opted out of the provisions of the Nevada Revised Statutes (“NRS”) pertaining to the acquisition of a controlling interest (NRS 78.378 through 78.3793).  As of the date hereof, the Company had less than 200 “stockholders of record” and is not considered a “resident domestic corporation” for purposes of §78.411 through §78.444 of the NRS.

4.21         ERISA.  Based upon the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and the regulations and published interpretations thereunder: (i) neither the Company nor any of its Subsidiaries has engaged in any Prohibited Transactions (as defined in Section 406 of ERISA and Section 4975 of the Code); (ii) the Company and each of its Subsidiaries has met all applicable minimum funding requirements under Section 302 of ERISA in respect to its plans; (iii) neither the Company nor any of its Subsidiaries has any knowledge of any event or occurrence which would cause the Pension Benefit Guaranty Corporation to institute proceedings under Title IV of ERISA to terminate any employee benefit plan(s); neither the Company nor any of its Subsidiaries has any fiduciary responsibility for investments with respect to any plan existing for the benefit of persons other than its or such Subsidiary’s employees; and (v) neither the Company nor any of its Subsidiaries has withdrawn, completely or partially, from any multi-employer pension plan so as to incur liability under the Multiemployer Pension Plan Amendments Act of 1980.

4.22         Disclosure.  The Company understands and confirms that the Buyers will rely on the representations and covenants contained herein in effecting the transactions contemplated by this Agreement and the other Transaction Documents.  All representations and warranties provided to the Buyers including the disclosures in the Company’s disclosure schedules attached hereto furnished by or on behalf of the Company, taken as a whole are true and correct and do not contain any untrue statement of material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.  No event or circumstance has occurred or information exists with respect to the Company or its Subsidiaries or its or their businesses, properties, prospects, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed.

ARTICLE 5
COVENANTS

5.1           Form D; Blue Sky Laws.  Upon completion of the Closing, the Company shall file with the SEC a Form D with respect to the Securities as required under Regulation D and each applicable state securities commission and will provide a copy thereof to the Buyers promptly after such filing.

5.2           Use of Proceeds.  The Company shall use the proceeds from the sale of the Securities to complete the Acquisition.

5.3           Expenses.  The Company shall reimburse the Buyers for all reasonable expenses incurred by them in connection with their due diligence review of the Company and the Target, and the negotiation, preparation, execution, delivery and performance of this Agreement and the other Transaction Documents and the transactions hereunder and thereunder, and any transaction, the proceeds of which are used to repay the Debt Financing, including, without limitation, reasonable attorneys’ fees and expenses, and out-of-pocket travel costs and expenses.

5.4           No Integration.  The Company shall not make any offers or sales of any security (other than the Securities) under circumstances that would require registration of the Securities being offered or sold hereunder under the 1933 Act or cause the offering of the Securities to be integrated with any other offering of securities by the Company in such a manner as would require the Company to seek the approval of its stockholders for the issuance of the Securities under any stockholder approval provision applicable to the Company or its securities.

5.5           Board Designee(s).  For as long as the Buyers or their affiliates hold (i) at least 10% of the then issued and outstanding Common Stock, the Buyers shall have the right to appoint two members of the Company’s Board of Directors; and (ii) at least 20% of the then issued and outstanding Common Stock, the Buyers shall have the right to appoint three members of the Company’s Board of Directors.  Notwithstanding anything to the contrary contained in this Agreement, the Articles of Incorporation, as amended, of the Company, or the Bylaws, as amended, of the Company, following the Closing and thereafter for as long as the Buyers have the right to appoint directors pursuant to this Section 5.5, the Company’s Board of Directors shall be comprised of no more than nine directors.  The parties agree that the provisions of this Section 5.5 shall supersede the provisions of Section 5.5 of the Initial Securities Purchase Agreement.

5.6           Observation Rights.  The parties hereto acknowledge and affirm that the Buyers shall have Observation Rights (as defined in the Initial Securities Purchase Agreement) as set forth in Section 5.6 of the Initial Securities Purchase Agreement.

5.7           Future Acquisitions.  The Company shall not revoke its approval of the acquisition of up to 40% of the Common Stock on a fully diluted basis by the Buyers.  The Company shall use its best efforts to ensure that any future acquisitions of the Common Stock by the Buyers (up to 40% of the of the outstanding Common Stock on a fully diluted basis) shall not be made subject to the provisions of any anti-takeover laws and regulations of any governmental authority, including without limitation, the applicable provisions of the Nevada Revised Statutes, and any provisions of an anti-takeover nature adopted by the Company or any of its Subsidiaries or contained in the Company’s Articles of Incorporation, Bylaws, or the organizational documents of any of its Subsidiaries, each as amended.

5.8           Announcement of Rights Offering.  The Company shall publicly announce, concurrent with the announcement of the execution of this Agreement and the Target SPA, that the Company intends to conduct a registered rights offering to its stockholders at the Per Share Price following the consummation of the transactions contemplated under the Target SPA.

ARTICLE 6
CONDITIONS TO THE COMPANY’S OBLIGATION

The obligation of the Company hereunder to issue and sell the Securities to the Buyers at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions thereto, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion:

6.1           Delivery of Transaction Documents.  The Buyers shall have executed and delivered the Transaction Documents to which they are a party to the Company.

6.2           Payment of Purchase Price.  The Buyers shall have delivered the Purchase Price in accordance with Section 2.3 above.

6.3           Representations and Warranties.  The representations and warranties of the Buyers shall be true and correct in all material respects (provided, however, that such qualification shall only apply to representations or warranties not otherwise qualified by materiality) as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and the applicable Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the applicable Buyer at or prior to the Closing Date.

6.4           Litigation.  No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

ARTICLE 7
CONDITIONS TO THE BUYERS’ OBLIGATION

The obligation of the Buyers hereunder to purchase the Securities at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Buyers’ sole benefit and may be waived by the Buyers at any time in its sole discretion:

7.1           Delivery of Transaction Documents; Issuance of Securities.  The Company shall have executed and delivered the Transaction Documents to the Buyers, including the Notes and shall deliver the Transfer Instructions to the transfer agent for the Company’s Common Stock to issue certificates in the name of each Buyer representing the Shares being purchased by such Buyer.  The Company shall deliver a copy of the Transfer Instructions to the Buyers at the Closing.

7.2           Representations and Warranties.  The representations and warranties of the Company shall be true and correct in all material respects (provided, however, that such qualification shall only apply to representations or warranties not otherwise qualified by materiality) as of the date when made and as of the Closing Date as though made at such time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date.

7.3           Consents.  Any consents or approvals required to be secured by the Company for the consummation of the transactions contemplated by the Transaction Documents shall have been obtained and shall be reasonably satisfactory to the Buyers.

7.4           Litigation.  No Action shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

7.5           Opinion.  The Buyers shall have received an opinion of the Company’s counsel, dated as of the Closing Date, in form, scope and substance reasonably satisfactory to the Buyers with respect to the matters set forth in Exhibit D attached hereto.

7.6           No Material Adverse Change.  There shall have been no material adverse change in the assets, liabilities (contingent or otherwise), affairs, business, operations, prospects or condition (financial or otherwise) of the Company prior to the Closing Date.

7.7           Project Wind.  All of the conditions necessary for the Acquisition to be consummated shall have been satisfied and the Company and the parties to the Target SPA are proceeding to closing thereunder, subject to the provision of the Debt Financing and the purchase of the Shares under this Agreement.

ARTICLE 8
TERMINATION

8.1           Termination Provisions.  This Agreement may be terminated at any time before the Closing Date:

a.     By mutual consent of the Company and the Buyers;

b.     By either the Company or the Buyers as applicable, in the event that any of the conditions precedent to their respective obligations to consummate the transactions contemplated hereby as set forth in Article 6 or Article 7, through no fault of the terminating party, have not been met and satisfied and have become impossible of fulfillment;

c.     By either the Company or the Buyers if the Closing Date does not occur within one hundred twenty (120) days after the date hereof, or such later date as the parties may mutually agree upon (provided that the terminating party is not then in material breach of any representation, warranty, covenant or other agreement contained herein);

d.     By the Buyers if there has been any material breach of any representation, warranty, agreement or covenant in this Agreement by the Company, which breach cannot be or has not been cured within thirty (30) days after giving written notice thereof to the Company; and

e.     By the Company if there has been any material breach of any representation, warranty, agreement or covenant in this Agreement by the Buyers, which breach cannot be or has not been cured within thirty (30) days after giving written notice thereof to the Buyers.

8.2           Effect of Termination.  Upon the termination of this Agreement pursuant to the terms hereof, this Agreement will be void and neither party will have any further liability obligations with respect hereof, except as otherwise provided in this Agreement or except and to the extent termination results from the intentional breach by a party of any of its representations, warranties or covenants hereunder.

ARTICLE 9
INDEMNIFICATION

9.1           Indemnification by the Company.  The Company agrees to indemnify each Buyer and its affiliates and hold each Buyer and its affiliates harmless from and against any and all liabilities, losses, damages, costs and expenses of any kind (including, without limitation, the reasonable fees and disbursements of such Buyer’s counsel in connection with any investigative, administrative or judicial proceeding), which may be incurred by such Buyer or such affiliates as a result of any claims made against such Buyer or such affiliates by any person that relate to or arise out of (i) any breach by the Company of any of its representations, warranties or covenants contained in this Agreement or in the Transaction Documents (other than the Registration Rights Agreement, which contains separate indemnification provisions), or (ii) any litigation, investigation or proceeding instituted by any person with respect to this Agreement or the Shares (excluding, however, any such litigation, investigation or proceeding which arises solely from the acts or omissions of such Buyer or its affiliates).

9.2           Notification.  Any person entitled to indemnification hereunder (“Indemnified Party”) will (i) give prompt notice to the Company, of any third party claim, action or suit with respect to which it seeks indemnification (the “Claim”) (but omission of such notice shall not relieve the Company from liability hereunder except to the extent it is actually prejudiced by such failure to give notice), specifying in reasonable detail the factual basis for the Claim, the amount thereof, estimated in good faith, and the method of computation of the Claim, all with reasonable particularity and containing a reference to the provisions of this Agreement in respect of which such indemnification is sought with respect to the Claim, and (ii) unless in such Indemnified Party’s reasonable judgment a conflict of interest may exist between such Indemnified Party and the Company with respect to such claim, permit the Company to assume the defense of the Claim with counsel reasonably satisfactory to the Indemnified Party.  The Indemnified Party shall cooperate fully with the Company with respect to the defense of the Claim and, if the Company elects to assume control of the defense of the Claim, the Indemnified Party shall have the right to participate in the defense of the Claim at its own expense.  If the Company does not elect to assume control or otherwise participate in the defense of the Claim, then the Indemnified Party may defend through counsel of its own choosing.  If such defense is not assumed by the Company, the Company will not be subject to any liability under this Agreement or otherwise for any settlement made without its consent (but such consent will not be unreasonably withheld or delayed). If the Company elects not to or is not entitled to assume the defense of a Claim, it will not be obligated to pay the fees and expenses of more than one counsel for all Indemnified Parties with respect to the Claim, unless an actual conflict of interest exists between such Indemnified Party and any other of such Indemnified Parties with respect to the Claim, in which event the Company will be obligated to pay the fees and expenses of such additional counsel or counsels.

ARTICLE 10
GOVERNING LAW; MISCELLANEOUS

10.1         Governing Law.  This Agreement shall be enforced, governed by and construed in accordance with the laws of the State of Wisconsin applicable to agreements made and to be performed entirely within such state, without regard to the principles of conflict of laws.  The parties hereto hereby submit to the exclusive jurisdiction of the United States Federal Courts located in the State of Wisconsin with respect to any dispute arising under this Agreement, the agreements entered into in connection herewith or the transactions contemplated hereby or thereby.  All parties irrevocably waive the defense of an inconvenient forum to the maintenance of such suit or proceeding.  All parties further agree that service of process upon a party mailed by first class mail shall be deemed in every respect effective service of process upon the party in any such suit or proceeding.  Nothing herein shall affect any party’s right to serve process in any other manner permitted by law. All parties agree that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.  The party which does not prevail in any dispute arising under this Agreement shall be responsible for all reasonable fees and expenses, including reasonable attorneys’ fees, incurred by the prevailing party in connection with such dispute.

10.2         Counterparts; Electronic Signatures.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party.  This Agreement, once executed by a party, may be delivered to the other party hereto by electronic transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

10.3         Headings.  The headings of this Agreement are for convenience of reference only and shall not form part of, or affect the interpretation of, this Agreement.

10.4         Severability.  In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform to such statute or rule of law.  Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

10.5         Entire Agreement; Amendments.  This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and supersede all previous understandings or agreements between the parties with respect to such matters.  No provision of this Agreement may be waived other than by an instrument in writing signed by the party to be charged with enforcement.  The provisions of this Agreement may be amended only by a written instrument signed by the Company and the Buyers.

10.6         Notices.  Any notices required or permitted to be given under the terms of this Agreement shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier (including a recognized overnight delivery service) or by facsimile and shall be effective five days after being placed in the mail, if mailed by regular United States mail, or upon receipt, if delivered personally or by courier (including a recognized overnight delivery service) or by facsimile, in each case addressed to a party.  The addresses for such communications shall be:

If to the Company:

Tower Tech Holdings, Inc.

100 Maritime Drive, Suite 3C

Manitowoc, Wisconsin 54220

Telephone: (920) 684-5531

Facsimile:  (920) 684-5579

Attention:  Mr. Raymond L. Brickner, III

With copy to:

Fredrikson & Byron, P.A.
4000 U.S. Bank Plaza
200 South Sixth Street
Minneapolis, MN  55402-1425
Telephone: (312) 492-7000
Facsimile:  (612) 492-7077
Attention:  Daniel A. Yarano

If to the Buyers:

Tontine Capital Partners, L.P.

55 Railroad Avenue, 1st Floor

Greenwich, Connecticut 06830

Attention: Mr. Jeffrey L. Gendell

Telephone: (203) 769-2000

Facsimile: (203) 769-2010

With copy to:

Barack Ferrazzano Kirschbaum & Nagelberg LLP
200 W. Madison Street, Suite 3900
Chicago, Illinois  60606
Attention: Sarah M. Bernstein, Esq.
Telephone: (312) 984-3100

Facsimile: (312) 984-3150

Each party shall provide notice to the other party of any change in address.

10.7         Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns.  The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the other Buyers.

10.8         Third Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

10.9         Publicity.  The Company and the Buyers shall have the right to review a reasonable period of time before issuing any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of the Buyers, to make any press release with respect to such transactions as is required by applicable law and regulations (although the Buyers shall be consulted by the Company in connection with any such press release prior to its release and shall be provided with a copy thereof and be given an opportunity to comment thereon).  Notwithstanding the foregoing, the Company shall file with the SEC a Form 8-K disclosing the transactions herein within four (4) business days of the Closing Date and attach the relevant agreements and instruments thereto, and the Buyers may make such filings as may be required under Section 13 and Section 16 of the 1934 Act.

10.10       Further Assurances.  Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

10.11       No Strict Construction.  The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

10.12       Rights Cumulative.  Each and all of the various rights, powers and remedies of the parties shall be considered cumulative with and in addition to any other rights, powers and remedies which or the Transaction Documents such parties may have at law or in equity in the event of the breach of any of the terms of this Agreement.  The exercise or partial exercise of any right, power or remedy shall neither constitute the exclusive election thereof nor the waiver of any other right, power or remedy available to such party.

10.13       Survival.  Any covenant or agreement in this Agreement required to be performed following the Closing Date, shall survive the Closing Date. Without limitation of the foregoing, the respective representations and warranties given by the parties hereto shall survive the Closing Date and the consummation of the transactions contemplated herein, but only for a period of the earlier of (i) three (3) years following the Closing Date and (ii) the applicable statute of limitations with respect to each representation and warranty, and thereafter shall expire and have no further force and effect..

10.14       Knowledge.  The term “knowledge of the Company” or any similar formulation of knowledge shall mean, the actual knowledge after due inquiry of an executive officer of the Company.

 [Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed as of the date first above written.

COMPANY:

TOWER TECH HOLDINGS INC.

By:	/s/ Raymond L. Brickner, III
Name:	Raymond L. Brickner, III
Title:	President

BUYERS:

TONTINE CAPITAL PARTNERS, L.P.

By:	Tontine Capital Management, LLC, its general partner

	By:	/s/ Jeffrey L. Gendell
Jeffrey L. Gendell, as managing member

TONTINE CAPITAL OVERSEAS MASTER FUND, L.P.

By:	Tontine Capital Overseas GP, L.L.C., its general partner

	By:	/s/ Jeffrey L. Gendell
Jeffrey L. Gendell, as managing member

S-1

SCHEDULE 1

Name	Jurisdiction of Organization and Form of Entity	Number of Shares and Purchase Price	Portion of Debt Financing

Tontine Capital Partners, L.P.	Delaware Limited Partnership	TBD	TBD

Tontine Capital Overseas Master Fund, L.P.	Cayman Islands Limited Partnership	TBD	TBD

Exhibit A

NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE BORROWER.

THE INDEBTEDNESS REPRESENTED BY THIS INSTRUMENT IS SUBORDINATED TO THE PAYMENT OF SENIOR INDEBTEDNESS IN ACCORDANCE WITH AND TO THE EXTENT PROVIDED HEREIN.

FORM OF SENIOR SUBORDINATED CONVERTIBLE PROMISSORY NOTE

Note #

$[ ]	Manitowoc, Wisconsin

FOR VALUE RECEIVED, TOWER TECH HOLDINGS INC., a Nevada corporation (hereinafter referred to as the “Borrower”), hereby promises to pay to the order of                                                                                                   , and its successors and assigns (hereinafter referred to as “Holder”), in the manner hereinafter provided, the principal sum of [        ] DOLLARS ($[      ]), as it may be increased herein, in immediately available funds and in lawful money of the United States of America, together with interest thereon, all in accordance with the provisions hereinafter specified.  This Note is one of $25,000,000 in aggregate principal amount of Senior Subordinated Convertible Promissory Notes (each a “Note” and collectively, the “Notes”) issued pursuant to the Securities Purchase Agreement dated August 22, 2007, by and among the Borrower and the original purchasers of the Notes (the “Purchase Agreement”), and is subject to the provisions set forth therein.

ARTICLE 11ACCRUAL OF INTEREST.  INTEREST SHALL ACCRUE ON THE OUTSTANDING PRINCIPAL AMOUNT HEREOF (INCLUDING ANY PIK INTEREST, AS HEREAFTER DEFINED) AT (I) A RATE EQUAL TO NINE AND ONE-HALF PERCENT (9.50%) PER ANNUM FOR THE PERIOD BEGINNING ON THE DATE HEREOF AND ENDING ON THE DATE THAT IS NINE MONTHS FROM THE DATE HEREOF (THE “INITIAL PERIOD”) AND (II) A RATE EQUAL TO THIRTEEN AND ONE-HALF PERCENT (13.50%) PER ANNUM FOR THE PERIOD FOLLOWING THE INITIAL PERIOD.  INTEREST SHALL BE CALCULATED HEREUNDER ON THE BASIS OF THE ACTUAL NUMBER OF DAYS ELAPSED.

ARTICLE 12PAYMENT OF INTEREST.  COMMENCING ON DECEMBER 31, 2007, THE BORROWER SHALL PAY INTEREST ON THIS NOTE SEMI-ANNUALLY IN ARREARS ON EACH JUNE 30 AND DECEMBER 31 OF EACH CALENDAR YEAR AND ON THE MATURITY DATE (AS HEREAFTER DEFINED), OR IF ANY

SUCH DAY IS NOT A BUSINESS DAY, ON THE NEXT SUCCEEDING BUSINESS DAY (EACH AN “INTEREST PAYMENT DATE”), TO HOLDER.  INTEREST PAYABLE ON THIS NOTE SHALL BE PAID ON EACH INTEREST PAYMENT DATE, AT THE ELECTION OF THE BORROWER, (I) IN CASH OR (II) IN KIND, IN WHICH EVENT, THE AMOUNT OF THE PRINCIPAL OUTSTANDING UNDER THIS NOTE SHALL BE INCREASED BY THE AMOUNT OF SUCH INTEREST PAYMENT (“PIK INTEREST”) ON SUCH INTEREST PAYMENT DATE AND INTEREST SHALL THEN ACCRUE ON THE INCREASED PRINCIPAL AMOUNT.  DURING THE CONTINUANCE OF AN EVENT OF DEFAULT, NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY CONTAINED IN THIS NOTE, INTEREST PAYABLE ON THE OUTSTANDING PRINCIPAL HEREUNDER, INCLUDING ANY PIK INTEREST, SHALL BEAR INTEREST AT THE THEN APPLICABLE INTEREST RATE SET FORTH IN SECTION 1 PLUS TWO PERCENT (2%) PER ANNUM AND SUCH INTEREST SHALL BE PAYABLE UPON DEMAND.

ARTICLE 13SCHEDULED PRINCIPAL PAYMENTS.  THE BORROWER SHALL MAKE PAYMENTS OF PRINCIPAL TO HOLDER AS FOLLOWS: (I) ON THE FIRST ANNIVERSARY OF THIS NOTE, THE SUM OF [$              ], WHICH REPRESENTS 10% OF ORIGINAL PRINCIPAL AMOUNT OF THIS NOTE, (II) ON THE SECOND ANNIVERSARY OF THIS NOTE, THE SUM OF [$              ], WHICH REPRESENTS 40% OF ORIGINAL PRINCIPAL AMOUNT OF THIS NOTE, AND (III) ON THE THIRD ANNIVERSARY OF THIS NOTE (THE “MATURITY DATE”), A FINAL PAYMENT OF THE SUM OF THE OUTSTANDING PRINCIPAL BALANCE OF THIS NOTE, INCLUDING THE AMOUNT OF ANY PIK INTEREST, TOGETHER WITH ACCRUED AND UNPAID INTEREST THEREON, AND ALL OTHER OBLIGATIONS AND INDEBTEDNESS OWING HEREUNDER, IF NOT SOONER PAID.

ARTICLE 14PREPAYMENT.  THIS NOTE MAY BE PREPAID IN WHOLE OR IN PART AT ANY TIME WITHOUT PREMIUM OR PENALTY; PROVIDED, HOWEVER, THAT THE BORROWER MAY NOT PREPAY THE NOTE OR ANY PORTION OF THE OUTSTANDING PRINCIPAL BALANCE OF THE NOTE IF HOLDER HAS SURRENDERED THE NOTE TO THE BORROWER AND PROVIDED WRITTEN NOTICE TO THE BORROWER OF ITS ELECTION TO CONVERT THE NOTE OR SUCH PORTION OF THE OUTSTANDING PRINCIPAL BALANCE OF THE NOTE INTO CONVERSION SHARES PURSUANT TO SECTION 6.  ANY PREPAYMENT OF PRINCIPAL SHALL BE ACCOMPANIED BY PAYMENT OF ANY INTEREST, IF ANY, ACCRUED AND UNPAID THROUGH THE DATE OF SUCH PREPAYMENT.

ARTICLE 15MANNER AND APPLICATION OF PAYMENTS.  ALL AMOUNTS PAYABLE HEREUNDER SHALL BE PAYABLE TO HOLDER BY WIRE TRANSFER OF IMMEDIATELY AVAILABLE FUNDS.  PAYMENTS HEREUNDER SHALL BE APPLIED FIRST TO INTEREST AND THEN TO PRINCIPAL OUTSTANDING HEREUNDER, EXCEPT THAT IF HOLDER HAS INCURRED ANY COST OR EXPENSE IN CONNECTION WITH THE ENFORCEMENT OR COLLECTION OF THE OBLIGATIONS OF THE BORROWER HEREUNDER, HOLDER SHALL HAVE THE OPTION OF APPLYING ANY MONIES RECEIVED FROM THE BORROWER TO PAYMENT OF SUCH COSTS OR EXPENSES PLUS INTEREST THEREON BEFORE APPLYING ANY OF SUCH MONIES TO ANY INTEREST OR PRINCIPAL THEN DUE.

ARTICLE 16CONVERSION.  THIS NOTE IS CONVERTIBLE INTO COMMON STOCK, $0.001 PAR VALUE PER SHARE OF THE BORROWER (“COMMON STOCK”) IN ACCORDANCE WITH THIS SECTION 6.

16.1     Except as set forth below, Holder has the unrestricted right, at Holder’s option, to convert, in whole or in part, the outstanding principal balance of this Note, including the amount of any PIK Interest, together with accrued and unpaid interest thereon (the “Conversion Principal”), into fully paid and nonassessable shares of Common Stock.  The right to convert may be exercised by Holder at any time after three (3) months following the date hereof; provided, however, that Holder’s right to convert may not be exercised for the six (6) month period (the “Non-Conversion Period”) following the date on which the Borrower files a registration statement with the Securities and Exchange Commission for the purpose of registering shares to be offered by the Borrower in a rights offering to its stockholders, so long as at all times during the Non-Conversion Period, the Borrower is taking all reasonable steps to effectuate the consummation of the rights offering.  The number of shares of Common Stock into which this Note may be converted (the “Conversion Shares”) shall be determined by dividing the Conversion Principal (as determined on the date that Holder exercises this conversion right) by the Conversion Price.  The initial Conversion Price shall be $7.50.

16.2     Holder shall be entitled to convert this Note by surrendering this Note at the office of the Borrower and shall give written notice to the Borrower of the election to convert this Note and shall state therein the name or names in which the certificate or certificates for Conversion Shares are to be issued.

16.3     Such certificate or certificates shall bear such legends as are required, in the opinion of counsel to the Borrower, by applicable state and federal securities laws.  The Borrower shall, as soon as practicable thereafter, but no later than seven (7) business days, issue and deliver to Holder a certificate or certificates for the number of Conversion Shares to which Holder shall be entitled as aforesaid.  Such conversion shall be deemed to have been made immediately prior to the close of business on the date of surrender of this Note, and the person or persons entitled to receive the Conversion Shares issuable upon such conversion shall be treated for all purposes as the record holder or holders of such Conversion Shares as of such date.

16.4     No fractional shares of Common Stock shall be issued on conversion of this Note.

16.5     In the event the Borrower should at any time or from time to time after the date hereof fix a record date for the split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock to receive dividends or other distributions payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (“Common Stock Equivalents”) without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents, then, as of such record date (or the date of such dividend distribution, split or subdivision if no record date is fixed), the Conversion Price of this Note shall be appropriately decreased so that the number of Conversion Shares issuable upon conversion of this Note shall be increased in proportion to such increase or potential increase of outstanding shares of Common Stock.

16.6     If the number of shares of Common Stock outstanding at any time after the date hereof is decreased by a combination of the outstanding shares of Common Stock, then, following the record date of such combination, the Conversion Price for this Note shall be appropriately increased so that the number of shares of Common Stock issuable on conversion hereof shall be decreased in proportion to such decrease in outstanding shares of Common Stock.

16.7     The Borrower shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of this Note, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of this Note; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of the entire current Conversion Principal of this Note, in addition to such other remedies as shall be available to Holder, the Borrower will use its best efforts to take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

16.8     The Borrower shall use its best efforts to ensure that any future acquisitions of Common Stock by Holder upon the conversion, in whole or in part, of the outstanding principal balance of this Note shall not be subject to the provisions of any anti-takeover laws and regulations of any governmental authority, including without limitation, the applicable provisions of the Nevada Revised Statutes, and any provisions of an anti-takeover nature adopted by the Borrower or any of its subsidiaries or contained in the Borrower’s Articles of Incorporation, Bylaws, or the organizational documents of any of its subsidiaries, each as amended.

ARTICLE 17NO SECURITY.  THIS NOTE IS AN UNSECURED OBLIGATION OF THE BORROWER AND NO COLLATERAL ACCOMPANIES THE OBLIGATIONS HEREUNDER.

ARTICLE 18SUBORDINATION.  THE INDEBTEDNESS OF THE BORROWER EVIDENCED BY THIS NOTE, INCLUDING THE PRINCIPAL AND INTEREST, IS SUBORDINATED AND JUNIOR IN RIGHT OF PAYMENT TO THE SENIOR INDEBTEDNESS (AS HEREAFTER DEFINED), WHETHER SUCH OBLIGATIONS ARE OUTSTANDING AT THIS DATE OR ARE HEREAFTER INCURRED, BUT WILL BE SENIOR IN RIGHT OF PAYMENT TO ANY ADDITIONAL INDEBTEDNESS OF THE BORROWER.  FOR PURPOSES OF THIS NOTE, “SENIOR INDEBTEDNESS” SHALL MEAN [DEFINE].  [SENIOR DEBTHOLDER WILL REQUIRE SPECIFIC SUBORDINATION LANGUAGE]

ARTICLE 19TREATMENT OF NOTES.  EACH NOTE ISSUED PURSUANT TO THE PURCHASE AGREEMENT OR SUBSEQUENTLY ISSUED IN REPLACEMENT THEREOF SHALL RANK PARI PASSU WITH EACH OTHER AS TO THE PAYMENT OF PRINCIPAL AND INTEREST.]  FURTHER, THE NOTES AND ANY NOTES SUBSEQUENTLY ISSUED IN REPLACEMENT THEREOF SHALL RANK SENIOR AS TO THE PAYMENT OF PRINCIPAL AND INTEREST WITH ALL PRESENT AND FUTURE INDEBTEDNESS FOR MONEY BORROWED OF THE BORROWER OTHER THAN THE SENIOR INDEBTEDNESS.

ARTICLE 20EVENTS OF DEFAULT.  EACH OF THE FOLLOWING ACTS, EVENTS OR CIRCUMSTANCES SHALL CONSTITUTE AN EVENT OF DEFAULT (EACH AN “EVENT OF DEFAULT”) HEREUNDER:

20.1     the Borrower shall default in the payment when due (in accordance with the terms of the Notes) of any principal, including PIK Interest, interest or other amounts owing hereunder or under any other Note, and such default is not cured within three (3) business days of the due date;

20.2     any representation or warranty made by the Borrower in the Purchase Agreement shall have been false or misleading in any material respect on the date as of which such representation or warranty was made;

20.3     the Borrower shall fail to perform or observe any material agreement, covenant or obligation arising under any provision hereof, under any other Note or the Purchase Agreement for more than thirty (30) days following receipt by the Borrower of a notice from Holder indicating any such violation;

20.4     the Borrower’s failure to deliver certificates for the Conversion Shares in accordance with Section 6(iii)

20.5     any default by the Borrower under the terms of any other indebtedness of the Borrower or any subsidiary of the Borrower that is not cured or waived within any grace period applicable thereto;

20.6     the Borrower shall commence a voluntary case concerning itself under any bankruptcy, insolvency or similar laws or statutes (including Title 11 of the United States Code, as amended, supplemented or replaced) (collectively, the “Bankruptcy Code”); or (b) an involuntary case is commenced against the Borrower and is not dismissed within ninety (90) days; or (c) a custodian (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or substantially all of the property of the Borrower or the Borrower commences any other proceedings under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Borrower or there is commenced against the Borrower any such proceeding; or (d) any order of relief or other order approving any such case or proceeding is entered; or (e) the Borrower is adjudicated insolvent or bankrupt; or (f) the Borrower makes a general assignment for the benefit of creditors; or (g) the Borrower shall call a meeting of its creditors with a view to arranging a composition or adjustment of its debts; or (h) the Borrower shall by any act or failure to act consent to, approve of or acquiesce in any of the foregoing; and

20.7     this Note or any other Note shall cease to be in full force and effect, or shall cease to provide the rights, powers and privileges purported to be created hereby.

IF AN EVENT OF DEFAULT, OTHER THAN AN EVENT OF DEFAULT DESCRIBED IN SECTION 10(VI), OCCURS, HOLDER BY WRITTEN NOTICE TO THE BORROWER MAY DECLARE THE PRINCIPAL OF AND ACCRUED INTEREST ON THIS NOTE TO BE IMMEDIATELY DUE AND PAYABLE.  UPON A DECLARATION OF ACCELERATION, SUCH PRINCIPAL AND INTEREST WILL BECOME IMMEDIATELY DUE AND PAYABLE.  IF AN EVENT OF DEFAULT DESCRIBED IN SECTION 10(VI) OCCURS, THE PRINCIPAL OF AND ACCRUED INTEREST ON THIS NOTE THEN OUTSTANDING WILL BECOME IMMEDIATELY DUE AND PAYABLE WITHOUT ANY DECLARATION OR OTHER ACT ON THE PART OF HOLDER.

ARTICLE 21REMEDIES; CUMULATIVE RIGHTS.  IN ADDITION TO THE RIGHTS PROVIDED UNDER SECTION 9, HOLDER SHALL ALSO HAVE ANY OTHER RIGHTS THAT HOLDER MAY HAVE BEEN AFFORDED UNDER ANY CONTRACT OR AGREEMENT AT ANY TIME, INCLUDING THE PURCHASE AGREEMENT, AND ANY OTHER RIGHTS THAT HOLDER MAY HAVE PURSUANT TO APPLICABLE LAW.  NO DELAY ON THE PART OF HOLDER IN THE EXERCISE OF ANY POWER OR RIGHT UNDER THIS NOTE OR UNDER ANY OTHER INSTRUMENT EXECUTED PURSUANT HERETO SHALL OPERATE AS A WAIVER THEREOF, NOR SHALL A SINGLE OR PARTIAL EXERCISE OF ANY POWER OR RIGHT PRECLUDE OTHER OR FURTHER EXERCISE THEREOF OR THE EXERCISE OF ANY OTHER POWER OR RIGHT.

NO EXTENSIONS OF TIME OF THE PAYMENT OF THIS NOTE OR ANY OTHER MODIFICATION, AMENDMENT OR FORBEARANCE MADE BY AGREEMENT WITH ANY PERSON NOW OR HEREAFTER LIABLE FOR THE PAYMENT OF THIS NOTE SHALL OPERATE TO RELEASE, DISCHARGE, MODIFY, CHANGE OR AFFECT THE LIABILITY OF ANY CO-BORROWER, ENDORSER, GUARANTOR OR ANY OTHER PERSON WITH REGARD TO THIS NOTE, EITHER IN PART OR IN WHOLE.  NO FAILURE ON THE PART OF HOLDER OR ANY HOLDER HEREOF TO EXERCISE ANY RIGHT OR REMEDY HEREUNDER, WHETHER BEFORE OR AFTER THE OCCURRENCE OF A DEFAULT, SHALL CONSTITUTE A WAIVER THEREOF, AND NO WAIVER OF ANY PAST DEFAULT SHALL CONSTITUTE A WAIVER OF ANY FUTURE DEFAULT OR OF ANY OTHER DEFAULT.  NO FAILURE TO ACCELERATE THE DEBT EVIDENCED HEREBY BY REASON OF AN EVENT OF DEFAULT HEREUNDER OR ACCEPTANCE OF A PAST DUE INSTALLMENT, OR INDULGENCE GRANTED FROM TIME TO TIME SHALL BE CONSTRUED TO BE A WAIVER OF THE RIGHT TO INSIST UPON PROMPT PAYMENT THEREAFTER, OR TO IMPOSE LATE PAYMENT CHARGES, OR SHALL BE DEEMED TO BE A NOVATION OF THIS NOTE OR ANY REINSTATEMENT OF THE DEBT EVIDENCED HEREBY, OR A WAIVER OF SUCH RIGHT OF ACCELERATION OR ANY OTHER RIGHT, OR BE CONSTRUED SO AS TO PRECLUDE THE EXERCISE OF ANY RIGHT WHICH HOLDER OR ANY HOLDER HEREOF MAY HAVE, WHETHER BY THE LAWS OF THE STATE OF WISCONSIN, BY AGREEMENT OR OTHERWISE, AND NONE OF THE FOREGOING SHALL OPERATE TO RELEASE, CHANGE OR AFFECT THE LIABILITY OF THE BORROWER OF THIS NOTE, AND THE BORROWER HEREBY EXPRESSLY WAIVES (TO THE EXTENT ALLOWED BY LAW) THE BENEFIT OF ANY STATUTE OR RULE OF LAW OR EQUITY WHICH WOULD PRODUCE A RESULT CONTRARY TO OR IN CONFLICT WITH THE FOREGOING.

ARTICLE 22WAIVERS.  EXCEPT FOR THE NOTICES EXPRESSLY REQUIRED BY THE TERMS OF THIS NOTE (WHICH RIGHTS TO NOTICE ARE NOT WAIVED BY THE BORROWER), THE BORROWER, FOR ITSELF AND ITS SUCCESSORS AND ASSIGNS, HEREBY FOREVER WAIVES PRESENTMENT, PROTEST AND DEMAND, NOTICE OF PROTEST, DEMAND, DISHONOR AND NON-PAYMENT OF THIS NOTE, AND ALL OTHER NOTICES IN CONNECTION WITH THE DELIVERY, ACCEPTANCE, PERFORMANCE, DEFAULT OR ENFORCEMENT OF THE PAYMENT OF THIS NOTE, AND WAIVES AND RENOUNCES (TO THE EXTENT ALLOWED BY LAW), ALL RIGHTS TO THE BENEFITS OF ANY STATUTE OF LIMITATIONS AND ANY MORATORIUM, APPRAISEMENT, AND EXEMPTION NOW ALLOWED OR WHICH MAY HEREBY BE PROVIDED BY ANY FEDERAL OR STATE STATUTE OR DECISIONS AGAINST THE ENFORCEMENT AND COLLECTION OF THE OBLIGATIONS EVIDENCED BY THIS NOTE AND ANY AND ALL AMENDMENTS, SUBSTITUTIONS, EXTENSIONS, RENEWALS, INCREASES, AND MODIFICATIONS HEREOF.

ARTICLE 23ATTORNEYS’ FEES.  THE BORROWER AGREES TO PAY ALL REASONABLE COSTS AND EXPENSES OF COLLECTION AND ENFORCEMENT OF THIS NOTE WHEN INCURRED, INCLUDING HOLDER’S REASONABLE ATTORNEYS’ FEES AND LEGAL AND COURT COSTS, INCLUDING ANY INCURRED ON APPEAL OR IN CONNECTION WITH BANKRUPTCY OR INSOLVENCY, WHETHER OR NOT ANY LAWSUIT OR PROCEEDING IS EVER FILED WITH RESPECT HERETO.

ARTICLE 24SEVERABILITY; INVALIDITY.  THE BORROWER AND HOLDER INTEND AND BELIEVE THAT EACH PROVISION IN THIS NOTE COMPORTS WITH ALL APPLICABLE LOCAL, STATE AND FEDERAL LAWS AND JUDICIAL DECISIONS.  HOWEVER, IF ANY PROVISIONS, PROVISION, OR PORTION OF ANY PROVISION IN THIS NOTE IS FOUND BY A COURT OF COMPETENT JURISDICTION TO BE IN VIOLATION OF ANY APPLICABLE LOCAL, STATE OR FEDERAL ORDINANCE, STATUTE, LAW, OR ADMINISTRATIVE OR JUDICIAL DECISION, OR PUBLIC POLICY, AND IF SUCH COURT WOULD DECLARE SUCH PORTION, PROVISION OR PROVISIONS OF THIS NOTE TO BE ILLEGAL, INVALID, UNLAWFUL,

VOID OR UNENFORCEABLE AS WRITTEN, THEN IT IS THE INTENT OF ALL PARTIES HERETO THAT SUCH PORTION, PROVISION OR PROVISIONS SHALL BE GIVEN FORCE AND EFFECT TO THE FULLEST POSSIBLE EXTENT THEY ARE LEGAL, VALID AND ENFORCEABLE, AND THE REMAINDER OF THIS NOTE SHALL BE CONSTRUED AS IF SUCH ILLEGAL, INVALID, UNLAWFUL, VOID OR UNENFORCEABLE PORTION, PROVISION OR PROVISIONS WERE SEVERABLE AND NOT CONTAINED HEREIN, AND THE RIGHTS, OBLIGATIONS AND INTEREST OF THE BORROWER AND HOLDER HEREOF UNDER THE REMAINDER OF THIS NOTE SHALL CONTINUE IN FULL FORCE AND EFFECT.

ARTICLE 25USURY.  ALL TERMS, CONDITIONS AND AGREEMENTS HEREIN ARE EXPRESSLY LIMITED SO THAT IN NO CONTINGENCY OR EVENT WHATSOEVER, WHETHER BY ACCELERATION OF MATURITY OF THE UNPAID PRINCIPAL BALANCE HEREOF, OR OTHERWISE, SHALL THE AMOUNT PAID OR AGREED TO BE PAID TO THE HOLDERS HEREOF FOR THE USE, FORBEARANCE OR DETENTION OF THE MONEY ADVANCED HEREUNDER EXCEED THE HIGHEST LAWFUL RATE PERMISSIBLE UNDER APPLICABLE LAWS.  IF, FROM ANY CIRCUMSTANCES WHATSOEVER, FULFILLMENT OF ANY PROVISION HEREOF SHALL INVOLVE TRANSCENDING THE LIMIT OF VALIDITY PRESCRIBED BY LAW WHICH A COURT OF COMPETENT JURISDICTION MAY DEEM APPLICABLE HERETO, THEN IPSO FACTO, THE OBLIGATION TO BE FULFILLED SHALL BE REDUCED TO THE LIMIT OF SUCH VALIDITY, AND IF UNDER ANY CIRCUMSTANCES THE HOLDER HEREOF SHALL EVER RECEIVE AS INTEREST AN AMOUNT WHICH WOULD EXCEED THE HIGHEST LAWFUL RATE, SUCH AMOUNT WHICH WOULD BE EXCESSIVE INTEREST SHALL BE APPLIED TO REDUCTION OF THE UNPAID PRINCIPAL BALANCE DUE HEREUNDER AND NOT TO THE PAYMENT OF INTEREST.

ARTICLE 26ASSIGNMENT.  THE BORROWER MAY NOT TRANSFER, ASSIGN OR DELEGATE ANY OF ITS RIGHTS OR OBLIGATIONS HEREUNDER.  THIS NOTE SHALL ACCRUE TO THE BENEFIT OF HOLDER AND ITS SUCCESSORS AND SHALL BE BINDING UPON THE UNDERSIGNED AND ITS SUCCESSORS.  HOLDER SHALL HAVE THE RIGHT, WITHOUT THE CONSENT OF THE BORROWER, TO TRANSFER OR ASSIGN, IN WHOLE OR IN PART, ITS RIGHTS AND INTERESTS IN AND TO THIS NOTE, PROVIDED SUCH TRANSFER COMPLIES WITH ALL APPLICABLE STATE AND FEDERAL SECURITIES LAWS.  AS USED HEREIN, THE TERM “HOLDER” SHALL MEAN AND INCLUDE SUCH SUCCESSORS AND ASSIGNS.

ARTICLE 27NOTICES.  ANY NOTICES REQUIRED OR PERMITTED TO BE GIVEN UNDER THE TERMS OF THIS NOTE SHALL BE SENT OR DELIVERED PERSONALLY OR BY COURIER (INCLUDING A RECOGNIZED, RECEIPTED OVERNIGHT DELIVERY SERVICE) OR BY FACSIMILE (WITH A COPY SENT BY A RECOGNIZED, RECEIPTED OVERNIGHT DELIVERY SERVICE) AND SHALL BE EFFECTIVE UPON RECEIPT, IF DELIVERED PERSONALLY OR BY COURIER (INCLUDING A RECOGNIZED OVERNIGHT DELIVERY SERVICE) OR BY FACSIMILE, IN EACH CASE ADDRESSED TO A PARTY.  THE ADDRESSES FOR SUCH COMMUNICATIONS SHALL BE:

If to the Borrower:

Tower Tech Holdings Inc.

100 Maritime Drive, Suite 3C

Manitowoc, Wisconsin 54220

Telephone: (920) 684-5531

Facsimile:  (920) 684-5579

Attention:  Mr. Raymond L. Brickner, III

If to Holder:

Tontine Capital Partners, L.P.

55 Railroad Avenue, 1st Floor

Greenwich, Connecticut 06830

Attention: Mr. Jeffrey L. Gendell

Telephone: (203) 769-2000

Facsimile: (203) 769-2010

EACH PARTY SHALL PROVIDE NOTICE TO THE OTHER PARTY OF ANY CHANGE IN ADDRESS.

ARTICLE 28AMENDMENT.  THE PROVISIONS OF THIS NOTE MAY BE AMENDED ONLY BY A WRITTEN INSTRUMENT SIGNED BY THE BORROWER AND HOLDER.

ARTICLE 29GOVERNING LAW.  THIS NOTE AND THE RIGHTS AND OBLIGATIONS OF ALL PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF WISCONSIN.

ARTICLE 30JURISDICTION; WAIVER OF JURY TRIAL.  ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS NOTE SHALL BE FILED, TRIED AND LITIGATED IN THE STATE AND FEDERAL COURTS LOCATED IN WISCONSIN.  THE BORROWER WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS NOTE, INCLUDING CONTRACT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS.  THE BORROWER HAS REVIEWED THIS WAIVER AND KNOWINGLY AND VOLUNTARILY WAIVES THE AFORESAID TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.  IN THE EVENT OF LITIGATION, A COPY OF THIS NOTE MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

[Signature page follows]

EXECUTED AND DELIVERED at Manitowoc, Wisconsin as of the date written below.

TOWER TECH HOLDINGS INC.

Dated as of [ ], 2007	By:
Name:
Title:

A-1

Exhibit B

FORM OF AMENDMENT TO REGISTRATION RIGHTS AGREEMENT

This AMENDMENT TO REGISTRATION RIGHTS AGREEMENT (this “Amendment”), dated as of                   , 2007, is entered into by and among TOWER TECH HOLDINGS INC., a Nevada corporation (the “Company”), TONTINE CAPITAL PARTNERS, L.P., a Delaware limited partnership (“TCP”), TONTINE CAPITAL OVERSEAS MASTER FUND, L.P., a Cayman Islands Limited Partnership (“TCOMF”) and [INSERT ADDITIONAL TONTINE PARTIES TO AGREEMENT] (collectively, the “New Stockholders” and together with TCP and TCOMF, the “Stockholders”)).

RECITALS:

A.            The Registration Rights Agreement dated as of March 1, 2007 (the “Registration Rights Agreement”), by and among the Company, TCP and TCOMF provides that pursuant to Section 4.3, it may be amended only with the written consent of the Company and the Designated Holders of a majority of the Registrable Securities.

B.            The Company has agreed to sell 12,500,000 shares of the Company’s Common Stock to the Stockholders, which sale is being made pursuant to a Securities Purchase Agreement dated as of August 22, 2007, by and between the Company and the Stockholders (the “Securities Purchase Agreement”).

C.            It is a condition precedent to the consummation of the transactions contemplated by the Securities Purchase Agreement that the Registration Rights Agreement be amended as provided in this Amendment to (i) extend the period of time that must pass before the Company must file its initial Registration Statement; and (ii) add the New Stockholders as parties to the Registration Rights Agreement.

D.            The Company, TCP and TCOMF desire to amend the Registration Rights Agreement as set forth herein and the New Stockholders desire to become parties to the Agreement, subject to the terms of this Amendment.

E.             Capitalized terms used and not defined in this Amendment are defined in the Registration Rights Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, intending to be legally bound, the parties hereto hereby agree as follows:

ARTICLE 31
AMENDMENTS TO THE REGISTRATION RIGHTS AGREEMENT

31.1         Amendments to Registration Rights Agreement.

a.     Article I of the Registration Rights Agreement is amended by adding at the beginning thereof a new definition as follows:  “‘Additional Purchasers’ means [Insert New Stockholders], which

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purchased shares of Common Stock pursuant to that certain Securities Purchase Agreement with the Company dated as of August 22, 2007 (the “Additional SPA”).”.

b.     The definition of “Designated Holders” set forth in Article I of the Registration Rights Agreement is hereby amended by deleting it in its entirety and replacing it with the following:  “‘Designated Holders’ means the Purchasers, the Additional Purchasers and any qualifying transferees of the Designated Holders under Section 3.1 hereof who hold Registrable Securities.”.

c.     Clause (a) (i) of the definition of “Effectiveness Date” set forth in Article I of the Registration Rights Agreement is hereby amended by deleting he reference to “the 300th day following the Closing Date” and replacing it with a reference to “180 days from the Filing Date”.

d.     Clause (a) of the definition of “Filing Date” set forth in Article I of the Registration Rights Agreement is hereby amended by deleting the reference to “180 days following the Closing Date” and replacing it with “no later than                       , 2007 [NINE MONTHS FOLLOWING CLOSING DATE]; provided that if prior to                       , 2007 [SAME DATE], the Company shall file a registration statement for the purpose of registering shares to be offered in a rights offering, the Company shall file the initial Registration Statement prior to or contemporaneously with the filing of such rights offering registration statement”.

e.     Clause (i) of the definition of “Registrable Securities” is hereby amended by deleting it in its entirety and replacing it with the following: “shares of Common Stock acquired by the Purchasers from the Company pursuant to the Securities Purchase Agreement, shares of Common Stock purchased on the Closing Date from certain stockholders of the Company pursuant to the Founders Securities Purchase Agreement, shares of Common Stock acquired by the Purchasers and the Additional Purchasers pursuant to the Additional SPA and so long as this Agreement is still in effect, any other shares of Common Stock acquired by the Purchasers and the Additional Purchasers on or after the Closing Date, including, without limitation, any shares of Common Stock acquired upon the conversion of the senior subordinated promissory notes purchased pursuant to the Additional SPA and any shares of Common Stock acquired pursuant to any rights offering conducted by the Company.”.

f.      The Registration Rights Agreement is hereby amended by deleting the reference to “Purchasers” in the definition of “Registration Statement” and Sections 3.1, 3.2 and 4.2 thereof and replacing it with a reference to “Designated Holders”.

g.     Section 4.6 of the Registration Rights Agreement is hereby amended by deleting the reference there to “Purchaser” and replacing it with “Purchasers and Additional Purchasers”.

31.2         Joinder of New Stockholders.  By execution of this Amendment, each of the New Stockholders hereby confirms its agreement to be bound by the Registration Rights Agreement, as amended hereby, and as may be subsequently amended, restated, revised, supplemented or otherwise modified from time to time.

ARTICLE 32
MISCELLANEOUS

32.1         Effectiveness.  This Amendment shall be deemed effective as of the date first written above, as if executed by all parties hereto on such date.  Except as specifically modified by the terms set forth herein, the parties hereto acknowledge and agree that the Registration Rights Agreement is in full force and effect.  All references in the Registration Rights Agreement to the “Agreement” shall be deemed to refer to the Registration Rights Agreement as amended by this Amendment.

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32.2         Further Assurances.  Each party agrees that, from time to time upon the written request of the other party, it will execute and deliver such further documents and do such other acts and things as the other party may reasonably request to effect the purposes of this Amendment.

32.3         Severability.  Whenever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be held to be prohibited by or invalid wider applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

32.4         Counterparts.  This Amendment may be executed in one or more counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

32.5         Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of Wisconsin, without regard to the conflicts of laws rules or provisions.

32.6         Captions.  The captions, headings and arrangements used in this Amendment are for convenience only and do not in any way limit or amplify the terms and provisions hereof.

32.7         No Prejudice.  The terms of this Amendment shall not be construed in favor of or against any party on account of its participation in the preparation hereof.

32.8         Words in Singular and Plural Form.  Words used in the singular form in this Amendment shall be deemed to import the plural, and vice versa, as the sense may require.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to Registration Rights Agreement to be duly executed as of the date and year first written above.

COMPANY:

TOWER TECH HOLDINGS INC.

By:
Title:

PURCHASER:

TONTINE CAPITAL PARTNERS, L.P.

By:	Tontine Capital Management, LLC, its general partner

By:
Jeffrey L. Gendell, as managing member

TONTINE CAPITAL OVERSEAS MASTER FUND, L.P.

By:	Tontine Capital Overseas GP, LLC, its general partner

By:
Jeffrey L. Gendell, as managing member

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EXHIBIT C

FORM OF JOINDER TO SECURITIES PURCHASE AGREEMENT

The undersigned,                                                             , hereby agrees to become a party to, and be bound by, that certain Securities Purchase Agreement, dated                 , 2007, among Tower Tech Holdings Inc. (the “Company”) and the additional signatories thereto (as amended, restated, revised, supplemented or otherwise modified from time to time, the “Securities Purchase Agreement”), and the Company agrees to accept the undersigned, as though the undersigned were a “Buyer” under the Securities Purchase Agreement.  Upon the execution of this Joinder by both the undersigned and the Company, the Company and the undersigned each agree that the undersigned shall be entitled to the rights and privileges, and be bound by the obligations and shall make the representations and warranties, of a Buyer under the Securities Purchase Agreement.  This Joinder shall take effect and shall become an integral part of the Securities Purchase Agreement immediately upon execution and delivery by both parties hereto.  This Joinder may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Instrument.

Dated:

COMPANY:

TOWER TECH HOLDINGS INC.

By:
Name:
Title:

BUYER:

[Signature Block]

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EXHIBIT D

FORM OF LEGAL OPINION

1.  The Company and each of its Subsidiaries is a corporation, validly existing and in good standing under the laws of the state of the jurisdiction in which it is incorporated.  The Company and each of its Subsidiaries are duly qualified as a foreign corporation to do business and are in good standing in the State of Wisconsin.

2.  The Company has all necessary corporate power and authority to execute, deliver and perform its obligations under each of the Transaction Documents. The execution, delivery and performance of each of the Transaction Documents have been duly authorized by all necessary corporate action on the part of the Company.

3.  The Company has all requisite corporate power and authority to own and operate its property and to conduct the business in which it is currently engaged.

4.  Each of the Transaction Documents has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

5.  Except as set forth in Section [    ] of the Disclosure Schedules, the issuance, sale and delivery of the Securities and the execution, delivery and performance by the Company of the Transaction Documents and the consummation by the Company of the transactions contemplated thereby do not violate or result in a breach of or default under the Articles of Incorporation, as amended, or the Bylaws or any requirement of law that to our knowledge, is applicable to the performance by the Company of the transactions contemplated by the Transaction Documents.

6.  To our knowledge, there are no legal actions, suits, proceedings, or disputes pending or threatened against, or affecting, the Company, at law, in equity, in arbitration or before any governmental authority that contest the execution, validity or performance of the Transaction Documents.

7.  Except for filings, authorizations or approvals contemplated by the Agreement, to our knowledge no authorizations or approvals of, and no filings with, any governmental authority are necessary or required for the execution, delivery or performance by, or enforcement against, the Company of any of the Transaction Documents.

8.  The Securities are duly authorized and, when issued and sold to the Buyers after payment therefor in accordance with the terms of the Transaction Documents, will be validly issued, fully paid and non-assessable.

9.  To our knowledge, there are no contractual preemptive rights, rights of first refusal or similar rights with respect to the issuance and sale of the Securities.

10.  Assuming that the representations made by the Buyers in the Agreement are true and correct and that any required filings are made pursuant to Rule 503 of Regulation D as promulgated under the Securities Act of 1933, the offering, sale and issuance of the Securities pursuant to the Agreement do not require registration under the Securities Act of 1933, as amended and the rules promulgated thereunder as they currently exist or registration or qualification under any state securities laws.

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